Exhibit 99

THE EXPLORATION COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FINANCIAL STATEMENTS

Background

The following unaudited pro forma condensed consolidated statements of operations and related notes have been prepared to show the effects of the sale by The Exploration Company (the "Company" or "TXCO") of selected interests in the Company's Maverick Basin acreage, located in Southwest Texas, to EnCana Oil and Gas (USA) Inc. ("EnCana"), for the cash purchase price of approximately $80 million, adjusted to a September 1, 2005 effective date and certain other adjustments. The purchase price, as preliminarily adjusted at the September 30, 2005 closing, was approximately $79.68 million. Further adjustments to the purchase price pursuant to the post-closing adjustment provisions of the Agreement are probable, but are not expected to be significant. For the purposes of these unaudited pro forma condensed consolidated financial statements, the Company has assumed a final adjusted price of approximately $79.68 million.

Sources of Information and Basis of Presentation

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 is derived from the audited consolidated financial statements of the Company for the year ended December 31, 2004 and the adjustments and assumptions described below. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 are based on the Company's unaudited consolidated financial statements for the nine months ended September 30, 2005 and the adjustments and assumptions described below.

The unaudited pro forma condensed statements should be read in conjunction with the notes thereto, our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

Pro forma data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma condensed statements of operations. Certain information (including substantial footnote disclosures) included in the annual and quarterly historical financial statements have been excluded in these unaudited pro forma condensed statements of operations.

How the Pro Forma Financial Statements Were Prepared

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 and for the nine-months ended September 30, 2005 were each prepared without audit, assuming the Company completed the property sale on January 1, 2004. Certain estimates and judgments were made in preparing the pro forma adjustments as discussed in the notes, including depreciation, depletion and amortization expense specifically related to the properties sold. With these adjustments, the pro forma condensed consolidated statements of operations represent only an estimate of the Company's results of continuing operations excluding the properties sold; accordingly, the gain on sale of properties is not reported herein.

The unaudited pro forma financial information is presented for illustrative purposes and does not purport to present what the Company's results of operations would have been had the sale been completed on January 1, 2004. The unaudited pro forma financial information also cannot be relied upon as a projection of future results. The unaudited pro forma financial information should be read in conjunction with the Company's historical financial statements as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2005.

THE EXPLORATION COMPANY
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues
Oil & gas sales	$30,181,581	$(7,406,137)	(a)	$22,775,444
Gas gathering operations	27,535,689	-		27,535,689
Other operating income	18,062	-		18,062
Total revenues	57,735,332	(7,406,137)		50,329,195

Costs and Expenses
Lease operations	5,460,372	(1,339,940)	(b)	4,120,432
Production taxes	1,588,387	(509,821)	(b)	1,078,566
Exploration expenses	2,448,800	-		2,448,800
Impairment and abandonments	2,354,553	(148,164)	(c)	2,206,389
Gas gathering operations	25,291,780	-		25,291,780
Depreciation, depletion and amortization	9,851,485	(2,933,514)	(c)	6,917,971
General and administrative	4,852,513	-		4,852,513
Total costs and expenses	51,847,890	(4,931,439)		46,916,451

Income (loss) from Operations	5,887,442	(2,474,698)		3,412,744

Other Income (Expense)
Interest income	31,771	-		31,771
Interest expense	(2,909,550)	2,867,542	(d)	(42,008)
Loan fee amortization	(82,732)	-		(82,732)
Derivative fair value loss	(18,623)	18,623	(e)	-
	(2,979,134)	2,886,165		(92,969)

Income before income taxes and minority
interest	2,908,308	411,467		3,319,775

Minority interest in income of subsidiaries	34,889	-		34,889

Income from continuing operations	$2,943,197	$411,467		$3,354,664
	========	=======		========

THE EXPLORATION COMPANY
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues
Oil & gas sales	$27,510,788	$(5,766,296)	(a)	$21,744,492
Gas gathering operations	19,683,100	-		19,683,100
Other operating income	30,293	-		30,293
Total revenues	47,224,181	(5,766,296)		41,457,885

Costs and Expenses
Lease operations	5,021,140	(1,384,448)	(b)	3,636,692
Production taxes	1,599,058	(387,189)	(b)	1,211,869
Exploration expenses	1,827,312	-		1,827,312
Impairment and abandonments	1,935,229	-	(c)	1,935,229
Gas gathering operations	19,076,333	-		19,076,333
Depreciation, depletion and amortization	10,479,151	(3,453,293)	(c)	7,025,858
General and administrative	4,126,241	-		4,126,241
Total costs and expenses	44,064,464	(5,224,930)		38,839,534

Income (loss) from Operations	3,159,717	(541,366)		2,618,351

Other Income (Expense)
Derivative settlements loss	(999,935)	999,935	(e)	-
Derivative mark to market loss	(10,832,036)	10,832,036	(e)	-
Interest income	34,673	-		34,673
Interest expense	(2,878,173)	2,835,888	(d)	(42,285)
Loan fee amortization	(67,594)	-		(67,594)
Gain/Loss on sale of assets	24,541,082	(24,541,082)	(f)	-
	9,798,017	(9,873,223)		(75,206)

Income (loss) before income taxes and minority
interest	12,957,734	(10,414,589)		2,543,145

Minority interest in income of subsidiaries	-	-		-

Income (loss) from continuing operations	$12,957,734	$(10,414,589)		$2,543,145
	=========	==========		========

THE EXPLORATION COMPANY
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

a) Remove oil and gas revenues related to the properties sold.

b) Remove lease operating expenses and production taxes related to the properties sold.

c) Remove depreciation, depletion and amortization expense ("DD&A") and impairment provisions related to the properties sold.

d) Remove accretion of liability and interest expense on preferred redeemable stock that was retired upon sale of the properties. Additionally, remove interest expense associated with the senior secured revolving credit facility that was substantially paid down concurrent with sale of the properties.

e) Remove impact of the Company's hedge transactions as required by the senior secured revolving credit facility. This credit facility was substantially paid down concurrent with the sale of the properties.

THE EXPLORATION COMPANY
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

a) Remove oil and gas revenues related to the properties sold.

b) Remove lease operating expenses and production taxes related to the properties sold.

c) Remove depreciation, depletion and amortization expense ("DD&A") and impairment provisions related to the properties sold.

d) Remove accretion of liability and interest expense on preferred redeemable stock that was retired upon sale of the properties. Additionally, remove interest expense associated with the senior secured revolving credit facility that was substantially paid down concurrent with sale of the properties.

e) Remove impact of the Company's hedge transactions as required by the senior secured revolving credit facility. This credit facility was substantially paid down concurrent with the sale of the properties.

f) Remove gain on the sale of properties recorded in September 2005